RUBY CREEK
RESOURCES

750 3rd Avenue, 11th Floor
New York, New York
USA 10017
www.rubycreekresources.com

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TZ +255.77.463.4777
Fax +1.877.819.8858
rts@rubycreekresources.com

Joint Venture Agreement dated March 7, 2010

Among

Ruby Creek Resources, Inc.

And

Douglas Lake Minerals Inc

and

Mkuvia Maita

For the Development of the Mkuvia Property, Tanzania

750 3rd Avenue, 11th Floor
New York, New York
USA 10017
www.rubycreekresources.com

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This Joint Venture Agreement ("JVA") dated March 7, 2010 is made among
Ruby Creek Resources, Inc. ("RCR"), a Nevada Corporation,
whose address is 750 3rd Ave, New York, New York, 10017 and
Douglas Lake Minerals ("DLM"), a Nevada Corporation,
whose address is Unit 222, 6820 – 188th St, Surrey, BC Canada, V4N 3G6 and
Mkuvia Maita ("MM"), a Tanzanian Citizen,
whose address is PO Box 5222, Dar es Salaam.

Whereas;

A. MM is the registered owner of 4 Prospecting Licenses ("PL's" or the "Property") whose details are given in the attached Schedule marked as Annexure A, all of which constitute a project known as the Mkuvia Alluvial Gold Project (the "Project");

B. MM and DLM entered into Joint Venture Agreement of June 27, 2008 which was subsequently replaced by a Joint Venture Agreement dated June 5, 2009 (the "MM/DLM JVA") a copy of which is annexed as Annexure B to this JVA;

C. The development of the Project referred to in paragraph B above included prospecting on the PL area and applying for mining license(s) in accordance with the Terms of the PL's;

D. RCR and DLM entered into a Purchase Agreement ("PA") dated November 7, 2009, attached as Annexure C, for the purchase of a portion of the Property whereby RCR would obtain ownership of a 125 sq km portion of the Project (the "Acquired Project");

E. The PA was subsequently ratified by MM as evidenced by a letter dated February 27, 2010, a copy of which is attached as Annexure D which shall be read as part of this JVA;

F. RCR, DLM and MM agree to form a Tanzanian Company to be named Ruby Creek Resources (Tanzania) Limited, ("RCR Tz") for the purposes of the prospecting in the PL areas and development of the Acquired Project in the manner spelt out is this JVA. The said RCR Tz is to be owned as provided for hereinafter;

G. RCR, DLM and MM recognize that in order for RCR Tz to commence prospecting activities and environmental impact assessment, it is essential that the MM/DLM JVA and this JVA be notified to the Commissioner for Minerals in order to obtain Certificates of Acknowledgement as required by the Mining Act of Tanzania as soon as possible after the signing of this JVA.

RUBY CREEK
RESOURCES

750 3rd Avenue, 11th Floor
New York, New York
USA 10017
www.rubycreekresources.com

US +1.212.671.0404
TZ +255.77.463.4777
Fax +1.877.819.8858
rts@rubycreekresources.com

Now Therefore;
It is agreed as follows;

1. Main Clause
   a. RCR Tz shall have the exclusive right to access the PL's in order to conduct prospecting activities, to eventually apply for and obtain mining license(s) over the Acquired Project and to apply for and obtain a retention license over the portion of the Acquired Project over which application for mining license(s) will not be immediately pursued. DLM and MM on their part hereby agree to permit RCR Tz to carry out prospecting activities and to develop the Acquired Project in accordance with the Mining Act, the terms and conditions of the PL's and this JVA;
   b. RCR Tz shall conduct prospecting activities with a view to determining the portion over the PL's areas for which it intends to apply for mining license(s) and the portion over which it intends to apply for retention licenses provided however that the aggregate of such areas does not exceed 125 sq km;
   c. DLM and MM hereby agree and covenant that, upon notice by RCR Tz to them of the intention by RCR Tz to apply for a mining license and retention licenses over the PL areas or a portion of the PL areas, DLM shall cause MM to surrender and MM shall surrender to the Government in favour of RCR Tz, the PL's relating to the Acquired Project in support of the application(s) by RCR Tz for mining licenses and retention licenses.

2. Determination of the Acquired Project area
   The division of the 4 PL's totaling 380 square kilometers into 25 square kilometer sections or as may be designated by the Government of Tanzania, is currently being determined by DLM and MM. Determination of the Acquired Project totaling 125 square kilometers, will be done once DLM and MM have made the appropriate property divisions. The selection criterion for the Acquired Project is subject to mutual agreeable terms between DLM and MM and RCR. If mutually agreeable terms cannot be reached, RCR shall select 3 sections totaling 75 square kilometers and the remaining 2 sections, or as may be designated by the Government of Tanzania, totaling 50 square kilometers shall be determined by DLM and MM.

3. Ownership of RCR Tz
   The shareholders of RCR Tz shall be the Parties to this JVA in the following ratios;
   i. RCR shall own 70% interest of the shares of RCR Tz.
   ii. DLM shall own 25% interest of the shares of RCR Tz.
   iii. MM shall be offered and allotted 5% interest of the shares of RCR Tz (the "MM Shares") as part of the consideration for the surrender of his rights under the PL's in relation to the Acquired Project. The shares allotted to MM shall become fully paid up upon RCR Tz obtaining a mining license over a portion of the area covered by the PL's relating to the Acquired

750 3rd Avenue, 11th Floor
New York, New York
USA 10017
www.rubycreekresources.com

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Project, and a retention license over the balance of the area whereupon MM shall be entitled to a share certificate for the MM Shares.

4. Royalty
As further consideration for surrendering the PL's in favour of RCR Tz, MM is entitled to a 3% net smelter royalty as defined in the Joint Venture Agreement of June 5, 2009 between DLM and MM.

5. Board of Directors
As further consideration for surrendering the PL's in favour of RCR Tz, MM shall be entitled to a position on the Board of Directors of RCR Tz.

6. Notification of this JVA and the MM/DLM JVA
MM hereby covenants to immediately submit notification not later than March 23, 2010, of this JVA and the MM/DLM JVA to the Commissioner of Minerals and endeavour to procure Certificates of Acknowledgement not later than March 30, 2010.

7. Exclusivity
   a. Unless RCR or RCR Tz is in breach of this JVA, and such breach has not been cured within 30 days of DLM and/ or MM providing RCR or RCR Tz with written notice of such breach, DLM and any of the directors, officers, employees, representatives or agents of DLM, or MM shall not, directly or indirectly;
      i. discuss, negotiate, undertake, authorize, recommend, propose or enter into any transaction (an "Acquisition Transaction") involving RCR's sections of the PLs other than the transactions contemplated by this JVA,
      ii. facilitate, encourage, solicit or initiate discussions, negotiations or submissions of proposals or offers in respect of an Acquisition Transaction,
      iii. furnish or cause to be furnished, to any person or entity any information concerning the PLs in connection with an Acquisition Transaction, or
      iv. otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person or entity to do or seek any of the foregoing.

   b. DLM or MM will inform RCR or RCR Tz in writing immediately following the receipt by DLM or any DLM representative or MM of any proposal or inquiry with respect to any Acquisition Transaction of the PLs.

8. Applicable Law;
This JVA is subject to the laws of Tanzania.

9. Annexures;
   a. Property Description
   b. DLM – Maita Joint Venture Agreement of 5 June 2009.
   c. Ruby Creek – Douglas Lake Mkuvia Purchase Agreement of 7 November 2009.
   d. MM Ratification Letter dated February 27, 2010.

RUBY CREEK
RESOURCES

750 3rd Avenue, 11th Floor
New York, New York
USA 10017
www.rubycreekresources.com

US +1.212.671.0404
TZ +255.77.463.4777
Fax +1.877.819.8858
rts@rubycreekresources.com

We, the undersigned, agree and acknowledge that we have authority to enter into this Agreement.

For Douglas Lake Minerals Inc.

______________________	______________________
Harp Sangha, CEO and Director	Herm Rai, CFO

By Mkuvia Maita

____
Mkuvia Maita

For Ruby Creek Resources, Inc.

______________________	______________________
Rob Slavik, CEO and Director	Myron Landin, CFO

RUBY CREEK
RESOURCES

750 3rd Avenue, 11th Floor
New York, New York
USA 10017
www.rubycreekresources.com

US +1.212.671.0404
TZ +255.77.463.4777
Fax +1.877.819.8858
rts@rubycreekresources.com

We, the undersigned, agree and acknowledge that we have authority to enter into this Agreement.

For Douglas Lake Minerals Inc.

Harp Sangha, CEO and Director

Herm Rai, CFO

By Mkuvia Maita

Mkuvia Maita

For Ruby Creek Resources, Inc.

RTSlavik

Rob Slavik, CEO and Director

Myron Landin, CFO

RUBY CREEK RESOURCES

750 3rd Avenue, 11th Floor
New York, New York
USA 10017
www.rubycreekresources.com

US +1.212.671.0404
TZ +255.77.463.4777
Fax +1.877.819.8858
rts@rubycreekresources.com

We, the undersigned, agree and acknowledge that we have authority to enter into this Agreement.

For Douglas Lake Minerals Inc.

Harp Sangha, CEO and Director

Herm Rai, CFO

By Mkuvia Maita

Maita

Mkuvia Maita

For Ruby Creek Resources, Inc.

Rob Slavik, CEO and Director

Myron Landin, CFO

RUBY CREEK

750 3rd Avenue, 11th Floor
New York, New York
USA 10017
www.rubycreekresources.com

US +1.212.671.0404
TZ +255.77.463.4777
Fax +1.877.819.8858
rts@rubycreekresources.com

We, the undersigned, agree and acknowledge that we have authority to enter into this Agreement.

For Douglas Lake Minerals Inc.

Harp Sangha, CEO and Director

Herm Rai, CFO

By Mkuvia Maita

Mkuvia Maita

For Ruby Creek Resources, Inc.

Rob Slavik, CEO and Director

Myron Landin, CFO

RUBY CREEK RESOURCES
750 3rd Avenue, 11th Floor
New York, New York
USA 10017
www.rubycreekresources.com
US +1.212.671.0404
TZ +255.77.463.4777
Fax +1.877.819.8858
rts@rubycreekresources.com

Annexure A

The Mkuvia Alluvial Gold Project is an area defined by 4 Prospecting Licenses (PL) over an area of 380 sq km in the south of Tanzania. DLM has completed a reserve estimate, mining plan and feasibility study and is completing an environmental impact assessment report for a Mining License application for an area of 25 sq km within the 4 PL's or such portions of the PL area as the law permits.

Property Description:

a. 5 sections of land each 25 sq km for a total of 125 sq km.
b. Location: the central point in the Prospecting Licenses is located at 3616000mE, 8856946 mN, UTM Zone 37 Southern Hemisphere map coordinates in the Liwale and Nachingwea Districts, Lindi Region of the United Republic of Tanzania.
c. Prospecting License description:
(as described in DLM's May 31, 2009 10K)
   i. PL No. 5673/2009
      renewed August 16, 2008 and expiring: August 16, 2012
   ii. PL No. 5669/2009 issued expiry
      renewed August 16, 2008 and expiring: August 16, 2012
   iii. PL No. 5664/2009 issued expiry
      renewed August 16, 2008 and expiring: August 16, 2012
   iv. PL No. 5662/2009 issued expiry
      renewed August 16, 2008 and expiring: August 16, 2012

Annexure B

DLM – Maita Joint Venture Agreement of 5 June 2009.

Annexure C

Ruby Creek – Douglas Lake Mkuvia Purchase Agreement of 7 November 2009.

Annexure D

Mkuvia Maita Ratification Letter of February 27, 2010.